CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Enhanced Short Duration ETF
(the “Fund”)

Supplement to the currently effective Prospectus for the Fund

Effective immediately, the first paragraph in the “Other Information” section of the Fund's Prospectus is hereby deleted and replaced with the following:

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

July 22, 2016	GSY-PRO-SUP